Exhibit 21

Entity Name	Jurisdiction of Formation
3XD Limited	United Kingdom
Abbey Bond Lovis Limited	United Kingdom
Acorn International Network Pte Ltd	Singapore
Acumen Re Management Corporation	DE
Adeo Solutions, LLC	MA
Advocate Insurance Services Corp.	DE
Advocator Group Holding Company, Inc.	FL
Aevo Insurance Services, LLC	FL
AFC Insurance, Inc.	PA
AGIA Premium Finance Company, Inc.	CA
Agis Network Insurance Services Corp	FL
Alan & Thomas Holding Company Limited	United Kingdom
Alan & Thomas Insurance Brokers Limited	United Kingdom
Alford Burton and Company Limited	United Kingdom
All Medical Professionals Limited	United Kingdom
Allcover Insurance Brokers Limited	United Kingdom
Allocation Services, Inc.	FL
American Claims Management - Atlantic Region, LLC	GA
American Claims Management, Inc.	CA
American Specialty Insurance & Risk Services, Inc.	IN
Amicus Insurance Brokers Limited	United Kingdom
Amicus Insurance Solutions Limited	United Kingdom
Amicus Solutions Holdings Limited	United Kingdom
Anderson Ashcroft Limited	United Kingdom
Anglo Hibernian Bloodstock Insurance Services Limited	United Kingdom
Apex Insurance Agency, LLC	VA
Aquilla Insurance Brokers Limited	United Kingdom
Archenfield Insurance Management Limited	United Kingdom
Argus Reinsurance, Ltd	Saint Kitts and Nevis
Arrowhead General Insurance Agency Holding Corp.	DE
Arrowhead General Insurance Agency Superholding Corp.	DE
Arrowhead General Insurance Agency, Inc.	MN
Arrowhead Insurance Risk Managers, LLC	GA
Arrowhead Online Insurance Services, LLC	CA
Arrowhead Online Insurance Services, LLC	TN
Artimis Reinsurance Limited	Saint Kitts and Nevis
ASL1 Limited	United Kingdom
Assured insurance Solutions Limited	United Kingdom
Augustus Reinsurance, Limited	Turks and Caicos Islands
Avirs Acquisition, LLC	PA
Axiom RE, LP	FL
Azure International Holding Co.	DE
B&B Canada Holdco, Inc.	DE
B&B Facility Holdco, Inc.	FL
B&B Fitness PG, Inc.	CO
B&B Metro Holding, Inc.	NJ
B&B PF, LLC	PA
B&B Protector Plans, Inc.	FL

Barpax Associates Limited	United Kingdom
Bausor Hall Associates Limited	United Kingdom
Bayliss & Cooke Limited	United Kingdom
BB FL Holding, LLC	FL
BBM Sixty Limited	United Kingdom
BBPS Limited	United Kingdom
BBVAS, LLC	FL
BDB (UK) Limited	United Kingdom
BDB Europe SRL	Belgium
BDB Holding Limited	United Kingdom
BDB Limited	United Kingdom
Beech Underwriting Agencies Limited	United Kingdom
Beecher Carlson Bermuda, Ltd.	Bermuda
Beecher Carlson Brokerage, Ltd.	Bermuda
Beecher Carlson Cayman, Ltd.	Cayman Islands
Beecher Carlson Holdings, Inc.	DE
Beecher Carlson Insurance Services Of Colorado, LLC	CO
Beecher Carlson Insurance Services, LLC	CA
Benefit Integration Management Services, LLC	DE
Berkeley Insurance Group Limited	United Kingdom
Berkeley Insurance Group UK Limited	United Kingdom
BHK Insurance Services Limited	United Kingdom
BIG Insurance Limited	United Kingdom
Birrell Group Limited	United Kingdom
Birrell Holdco Limited (previously MVP3)	United Kingdom
BPW Insurance Services Limited	United Kingdom
BPW Topco Limited	United Kingdom
Bridge Specialty Group, LLC	FL
Bridge Specialty Wholesale, Inc.	FL
Britannia Consultants Services Limited	United Kingdom
Brosnan Boylan Golden Limited	Ireland
Brown & Brown (Europe) Holdco Limited	United Kingdom
Brown & Brown (Europe) Limited	United Kingdom
Brown & Brown (UK) Holdco Limited	United Kingdom
Brown & Brown Absence Services Group, LLC	FL
Brown & Brown Benefit Advisors, Inc.	NJ
Brown & Brown Broking Holdco (Europe) Limited	United Kingdom
Brown & Brown Claims (UK) Limited	United Kingdom
Brown & Brown Disaster Relief Foundation, Inc.	FL
Brown & Brown Insurance Agency Of Virginia, Inc.	VA
Brown & Brown Insurance Broker (UK) Limited	United Kingdom
Brown & Brown Insurance Brokers Of Sacramento, Inc.	CA
Brown & Brown Insurance Of Arizona, Inc.	AZ
Brown & Brown Insurance Of Georgia, Inc.	GA
Brown & Brown Insurance Of Nevada, Inc.	NV
Brown & Brown Insurance Services Of California, Inc.	CA
Brown & Brown Insurance Services Of The Bay Area, Inc.	CA
Brown & Brown Insurance Services, Inc.	FL
Brown & Brown Lone Star Insurance Services, Inc.	TX
Brown & Brown Metro, LLC	NJ
Brown & Brown MGA Holdco (UK) Limited	United Kingdom

Brown & Brown Minorities (UK) Limited	United Kingdom
Brown & Brown Nj Holding Co., Inc.	FL
Brown & Brown Of Arkansas, Inc.	AR
Brown & Brown of Canada, Inc.	Canada
Brown & Brown Of Central Carolina, LLC	NC
Brown & Brown Of Colorado, Inc.	CO
Brown & Brown Of Connecticut, Inc.	CT
Brown & Brown Of Delaware, Inc.	DE
Brown & Brown Of Detroit, Inc.	MI
Brown & Brown Of Garden City, Inc.	FL
Brown & Brown Of Illinois, Inc.	IL
Brown & Brown of Indiana, LLC	IN
Brown & Brown Of Iowa, Inc.	IA
Brown & Brown Of Kentucky, LLC	KY
Brown & Brown Of Lehigh Valley, LP	PA
Brown & Brown Of Louisiana, LLC	LA
Brown & Brown Of Massachusetts, LLC	MA
Brown & Brown Of Michigan, Inc.	MI
Brown & Brown Of Minnesota, Inc.	MN
Brown & Brown Of Mississippi, LLC	DE
Brown & Brown Of Missouri, Inc.	MO
Brown & Brown Of Nashville, Inc.	TN
Brown & Brown Of New Hampshire, Inc.	NH
Brown & Brown of New Jersey, LLC	NJ
Brown & Brown Of New Mexico, Inc.	NM
Brown & Brown Of New York, Inc.	NY
Brown & Brown Of Ohio, LLC	OH
Brown & Brown Of Oklahoma, Inc.	OK
Brown & Brown of Oregon, LLC	OR
Brown & Brown Of Pennsylvania, LP	PA
Brown & Brown Of South Carolina, Inc.	SC
Brown & Brown Of Tennessee, Inc.	TN
Brown & Brown Of Washington, Inc.	WA
Brown & Brown Of Wisconsin, Inc.	WI
Brown & Brown PA Holding Co. 2, LLC	FL
Brown & Brown PA Holding Co., LLC	FL
Brown & Brown Pacific Insurance Services, Inc.	HI
Brown & Brown Program Insurance Services, Inc.	CA
Brown & Brown Realty Co.	DE
Brown & Brown Retail Holdco (Europe) Limited	United Kingdom
Brown & Brown Services Limited	United Kingdom
Brown & Brown Services Ltd	United Kingdom
Brown & Brown Wholesale Holdco (UK) Limited	United Kingdom
Brown & Brown, Inc.	FL
Brown Holding, Inc.	IL
Brown Riverfront Esplanade Foundation, Inc.	FL
Business Insurance Specialists Limited	United Kingdom
C. C. Flint and Company Limited	United Kingdom
Camberford Holdco Limited (formerly Pimco 2952)	United Kingdom
Camberford Law 2008 Limited	United Kingdom
Camberford Law Ltd	United Kingdom

Capital Risks MGA Limited	United Kingdom
Capstone Insurance Brokers Limited	Hong Kong
Castle Insurance Services (North East) Limited	United Kingdom
Cavendish Munro Professional Risks Limited	United Kingdom
CCIB Holdings Limited	United Kingdom
Centrix Insurance Holdings Limited	United Kingdom
Cherish Insurance Brokers Limited	United Kingdom
Christopher Trigg Limited	United Kingdom
CICG Limited	United Kingdom
City of London Underwriting Agencies London Limited	United Kingdom
Claims Management Of Missouri, LLC	MO
Clouddesk Limited	United Kingdom
CMProtect Limited	United Kingdom
Colonial Premium Finance Company	NC
Country & Commercial Insurance Brokers Limited	United Kingdom
County Holdco Limited (previously MVP2)	United Kingdom
County Insurance Consultants Limited	United Kingdom
Coverhound, LLC	FL
Crendon Insurance Brokers Limited	United Kingdom
Crosscover Insurance Services, LLC	DE
Crotty Insurance Brokers Limited	Ireland
Davison & Associates (NI) Limited	United Kingdom
Davison Lamont Limited	United Kingdom
DCJ Group Insurance & Risk Management Limited	United Kingdom
Decus Holdings (UK) Limited	United Kingdom
Decus Holdings (UK) Limited	United Kingdom
Decus Insurance Brokers Limited	United Kingdom
Decus Insurance Brokers Limited	United Kingdom
Digney Grant Limited	United Kingdom
Douglas Insurance Brokers Limited	United Kingdom
DTBB, LLC	FL
E.W. Knapton (Insurance) Limited	United Kingdom
EBA Insurance Services Limited	United Kingdom
ECC Insurance Brokers, LLC	IL
Edmondsons Limited	United Kingdom
Equinox Global GmbH	Germany
Equinox Global Limited	United Kingdom
Eric Rawlins & Co Limited	United Kingdom
European Property Underwriting Limited	United Kingdom
Evolve Cyber Insurance Services LLC	CA
Fed Agricultural Limited	United Kingdom
First Broker Solutions Limited	United Kingdom
First Insurance Solutions Limited	United Kingdom
Fitness Underwriters RPG, Inc.	VA
Five Insurance Brokers Limited	United Kingdom
Florida Intracoastal Underwriters, Limited Company	FL
Gauntlet Insurance Services Limited	United Kingdom
Global Risk Partners Intermediary Limited	Ireland
Gower House Limited	United Kingdom
Green Insurance Brokers Limited	United Kingdom
Greens Holdco 1 Limited	United Kingdom

Greens Holdco Limited	United Kingdom
GRP (Jersey) Holdco Limited	Jersey
GRP Holdco 1 Limited	United Kingdom
GRP Holdco 2 Limited	United Kingdom
GRP Lodge Limited	United Kingdom
GRP Sterling Limited	United Kingdom
GRP UK Midco Limited	United Kingdom
Guardian IB Limited	United Kingdom
Hays Companies, Inc.	FL
Health & Safety Click Limited	United Kingdom
Health Special Risk, Inc.	MN
Healthcare Insurance Professionals, Inc.	TX
Healthcover Limited	United Kingdom
Hedron Holdings Limited	United Kingdom
HF Innovations Limited	United Kingdom
HF Resolution Limited	United Kingdom
HFIS Limited	United Kingdom
Higos Holdings Limited	United Kingdom
Higos Insurance Services Limited	United Kingdom
Higos Limited	United Kingdom
Holdco NHL Limited	United Kingdom
Home Counties Insurance Services Limited	United Kingdom
Homewood Health Limited	United Kingdom
Hull & Company Of New York, Inc.	NY
Hull & Company, LLC	FL
ICA, LP	NC
Independent Consulting & Risk Management Services, Inc.	CA
Independent Healthcare (UK) Limited	United Kingdom
InsureFirst Limited (trading as Bush Associates)	United Kingdom
Insync Insurance Solutions Limited	United Kingdom
International E & S Insurance Brokers, Inc.	CA
Irving Weber Associates, Inc.	NY
J E Sills & Sons Limited	United Kingdom
John Henshall Limited	United Kingdom
Kentro Capital Limited	United Kingdom
Kingsway Insurance Services Limited	United Kingdom
KMGC Limited	United Kingdom
KPTI Limited	United Kingdom
Landlord Action Limited	United Kingdom
Lawrence Fraser Brokers Limited	United Kingdom
Lawrence Fraser Limited	United Kingdom
Lexicon Property Limited	United Kingdom
LJB Management Co Limited	United Kingdom
Lonmar Global Risks Limited	United Kingdom
Macduff Underwriters, LLC	FL
Madoline Corporation	FL
Managed Risk Solutions Limited	United Kingdom
Marquee Managed Care Solutions, Inc.	CA
Marshall Wooldridge Group Holdings Limited	United Kingdom
Marshall Wooldridge Holdings Limited	United Kingdom
Marshall Wooldridge Limited	United Kingdom

Maxted Capital Limited	United Kingdom
McGrady Limited	United Kingdom
Medval, LLC	MO
Millstream Underwriting Limited	United Kingdom
Mithras Underwriting Europe SRL	Belgium
Mithras Underwriting Italia	Italy
Mithras Underwriting Ltd	United Kingdom
Monarch Management Corporation	KS
Mstream Ltd	United Kingdom
My Deposits Limited	United Kingdom
New Ssad Holding, LLC	DE
Newstead Insurance Brokers Limited	United Kingdom
Nexus CIFS Limited	United Kingdom
Nexus Claims Management Services Limited	United Kingdom
Nexus EBA SRL	Italy
Nexus Europe SAS	France
Nexus Executive Risks Limited	United Kingdom
Nexus Professional Risks Limited	United Kingdom
Nexus Reinsurance Underwriting Managers LLC	CT
Nexus Share Incentive Plan Trustee Company Limited	United Kingdom
Nexus Specialty Inc.	DE
Nexus Structured Solutions Limited	Labuan, Malaysia
Nexus Trade Credit Information Services Limited	United Kingdom
Nexus Underwriting Asia (Holdings) Limited	Hong Kong
Nexus Underwriting Asia Limited	Hong Kong
Nexus Underwriting Holdings Limited	United Kingdom
Nexus Underwriting Ireland Limited	Ireland
Nexus Underwriting Limited	United Kingdom
Nexus Underwriting US Holdings, Inc.	DE
NMJ Insurance Brokers Limited	United Kingdom
Nsure Holdings Limited	United Kingdom
Nsure Limited	United Kingdom
Nucleus Underwriting Limited	United Kingdom
Oasis Property Insurance Services Limited	United Kingdom
Occam Underwriting Limited	United Kingdom
O'Leary Dublin Limited	Ireland
O'Leary Insurances Galway Limited	Ireland
O'Leary Insurances Waterford Limited	Ireland
O'Leary Limited	Ireland
O'Mahony Golden (Munster) Limited	Ireland
Onpoint Insurance Services, LLC	DE
Onpoint Underwriting, Inc.	DE
Orchid Underwriters Agency, LLC	FL
Oxley Investments Ltd (trading as Stewart & Partners)	United Kingdom
Parkmatic Publications Limited	United Kingdom
Parkmatic Securities Limited	United Kingdom
Peachtree Special Risk Brokers Of New York, LLC	NY
Peachtree Special Risk Brokers, LLC	GA
Perkify.co.uk Limited	United Kingdom
Petherwick Insurance Brokers Limited	United Kingdom
Petsmedicover Limited	United Kingdom

Pillarrx Consulting, LLC	FL
Plum Underwriting Limited	United Kingdom
Plus Risk Limited	United Kingdom
PNMCO Limited	United Kingdom
PPJ Holdings Limited	United Kingdom
Preferred Governmental Claim Solutions, Inc.	FL
Premier Choice Healthcare Group Limited	United Kingdom
Premier Choice Healthcare Holdings Limited	United Kingdom
Premier Choice Healthcare Limited	United Kingdom
Prescott Jones Limited	United Kingdom
Proctor Financial, Inc.	MI
Professional & Medical Insurance Solutions Limited	United Kingdom
Professional Disability Associates, LLC	ME
Professional Insurance Agents Limited	United Kingdom
Program Management Services, Inc.	FL
Public Risk Underwriters Insurance Services Of Texas, LLC	TX
Public Risk Underwriters Of Florida, Inc.	FL
Public Risk Underwriters Of New Jersey, Inc.	NJ
Public Risk Underwriters Of The Midwest, LLC	IN
Public Risk Underwriters Of The Northwest, Inc.	WA
Public Risk Underwriters, LLC	FL
R M K Insurance Consultants Limited	United Kingdom
R McGee Insurance Brokers Limited	United Kingdom
Reid Briggs (Holdings) Limited	United Kingdom
Remedy Analytics, Inc.	DE
RIB Assured Group Limited	United Kingdom
RIB Group Limited	United Kingdom
Risk Management Associates, Inc.	FL
RK Shipman Limited	United Kingdom
Ropner Insurance Services Limited	United Kingdom
RT Williams Insurance Brokers Limited	United Kingdom
S & W Premium Finance Company, Inc.	TX
S M Commercial Insurance Brokers Limited	United Kingdom
Saferide Motor Club of Canada, ULC	BC, Canada
Saferide Motor Club, Inc.	CA
Saferide Motor Club, Inc.	TX
Sagar Holdings (Accrington) Limited	United Kingdom
SB2 Limited	United Kingdom
Servco Insurance Services Washington LLC	DE
Shearwater Insurance Services Limited	United Kingdom
Social Security Advocates For The Disabled, LLC	DE
Special Risk Insurance Managers Ltd.	Canada
Spectrum Risk Consulting (Singapore) Pte.	Singapore
Spectrum Risk Management and Reinsurance DMCC	Dubai, UAE
Spectrum Risk Management Limited	New Zealand
Spectrum Wholesale Insurance Services, LLC	DE
Square Circle Brokers Limited	United Kingdom
Square Peg Holdings Limited	United Kingdom
Strategic Non-Medical Solutions, LLC	IL
Superior Recovery Services, Inc.	CA
Swinford Insurance Consultants Limited	United Kingdom

Taylor Berry Knight Limited	United Kingdom
Tenancy Deposit Solutions Limited	United Kingdom
Tenancy Deposits (Jersey) Limited	Jersey
Tenancy Deposits (NI) Limited	United Kingdom
Tenancy Deposits (Scotland) Limited	United Kingdom
Texas Security General Insurance Agency, LLC	TX
The Insurance Group Limited	United Kingdom
The Purple Partnership Limited	United Kingdom
The Wright Insurance Group, LLC	DE
Thomas Sagar Holdings (Accrington) Limited	United Kingdom
Thomas Sagar Holdings Limited	United Kingdom
Thomas Sagar Insurances Limited	United Kingdom
Thompson & Co (Risk Solutions) Holdings Limited	United Kingdom
Thompson & Co (Risk Solutions) Limited	United Kingdom
Thompson Brothers Insurance Consultants Limited	United Kingdom
Three Sixty Insure Limited	United Kingdom
Title Pac, Inc.	OK
Tricoast Insurance Services, LLC	GA
Trimulgherry Investments (Southend) Limited	United Kingdom
Trimulgherry Investments Limited	United Kingdom
Tryflood, LLC	FL
Tsg Premium Finance, L.L.C.	LA
TSG Premium Finance, LLC	TX
USIS, Inc.	FL
U-Sure Insurance Services Limited	United Kingdom
Valiant Insurance Services, LLC	UT
Vehicle Administrative Services, Ltd.	TX
Web Shaw Limited trading as Jacksons	United Kingdom
Wibbu Limited	United Kingdom
Winston Financial Services, Inc.	NJ
WM Brokers Limited (formerly ECS Insurance Brokers Limited)	United Kingdom
Woodward Markwell Holdco B Limited	United Kingdom
Wright Managed Care, LLC	NY
Wright National Flood Insurance Company	TX
Wright National Flood Insurance Services Of New York LLC	NY
Wright National Flood Insurance Services, LLC	DE
Wright Program Management, LLC	DE
Wright Risk Consulting, LLC	DE
Wright Risk Management Company, LLC	DE
Wright RPG, LLC	DE
Wright Specialty Insurance Agency, LLC	DE
Wrm America Intermediate Holding Company, Inc.	DE
Xenia Broking Group Limited	United Kingdom
Xenia Broking Limited	United Kingdom
Xenia Risk Services Limited	United Kingdom
Xenia Specialty Limited	United Kingdom
Youzoom Insurance Services, Inc.	CA